Exhibit 10(b)

AMENDMENT NO. 1 TO [AMENDED AND RESTATED]
EMPLOYMENT CONTINUATION AGREEMENT

     This AMENDMENT NO. 1 TO [AMENDED AND RESTATED] EMPLOYMENT CONTINUATION AGREEMENT is made and entered into as of the      day of                , 2002, by TRW INC., an Ohio corporation (the “Company”), and                (the “Executive”).

W I T N E S S E T H :

     WHEREAS, the Company and Executive have previously entered into an [Amended and Restated] Employment Continuation Agreement dated as of February 28, 2002 (the “Agreement”); and

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to further amend the Agreement; and

     WHEREAS, Section 11 of the Agreement authorizes its modification in a writing signed by both Executive and of the Company;

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Company and the Executive hereby amend the Agreement as follows:

     1.     Defined Terms in Amendment; Headings. The definitions of capitalized terms used in the Amendment will be the same as are set forth in the Agreement except as amended herein. Headings used in the Amendment are provided for reference and convenience only, shall not be considered part of the Amendment, and shall not be employed in the construction of the Amendment.

     2.     The following Section is added as Section [19] of the Agreement:

[19.] Deferral of Compensation. Notwithstanding any provisions of the Agreement to the contrary, to the extent the Executive submits an effective Participation Agreement/Election Form (a “Deferral Election”) in accordance with the terms of the TRW Employment Continuation Agreement Deferred Compensation Plan (the “Plan”), the Executive irrevocably (subject to the conditions contained in such Deferral Election) elects to defer payment of the compensation specified in such Deferral Election that would otherwise become payable under the Agreement within five business days after the Termination Date.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

TRW INC

By:
Name
Title

[Executive]

2